EXHIBIT 10.60

                                   ASSIGNMENT
                                   ----------

           1.   Assiqnment
                ----------

                For Good and Valuable Consideration, N.V. B'Linea, a

     company, having its principal place of business at  Beersel (LOT), Belgium

     ("B'Linea"), does  hereby sell, assign  and transfer to Simmons  Company, a corporation  having  its  principal  place  of  business  at  One Concourse

     Parkway, Suite 600,  Atlanta, Georgia 30328 ("Simmons"), all  of its right,

     title and  interest, together with  all rights of  priority, in and  to the following Patents and Patent Applications, except as provided in paragraph

     2:

               (a)  U.S. Patent No. 5,016,305 issued to Suenens on May
                    21, 1991;

               (b)  U.S. Patent No. 5,126,004 issued to Suenens on June
                    30, 1992;

               (c) U.S. Patent Application No. 07/864,318 (a division of U.S. Patent Application 484,849, Patent No. 5,126,004) filed April 6, 1992;

               (d) Canadian Patent Application Registration No. 2,026,822, filed October 3, 1990; and

               (e) Canadian Patent Application Registration No. 2,026,817, filed October 3, 1990.

     The assignment of the Patents  and Patent Applications includes all related patents or patent applications, including any continuations,

     divisions,

     continuations-in-part or re-issues thereof.  B'Linea  represents and warrants that the only related patent or patent applications are listed in (a)-(e) above.

          2.  B'Linea's Retained Security Interest
              ------------------------------------

         This Assignment is subject to the condition subsequent that Simmons pay in  full  the consideration  for  the  Assignment  set  forth in  the  main

     Agreement (the "Agreement") between the parties executed of even date herewith, and that such payment be made in accordance with the schedule set forth in the Agreement.  In order to secure  Simmons'

     compliance  with the  amount and  schedule of  payments, B'Linea  retains a security interest in the Patents and Patent Applications, as more fully set forth in the Security Agreement executed of even date herewith.

           3.   Authorization to Issue Letters Patent to Assignee
                -------------------------------------------------

                B'Linea hereby authorizes and requests the Commissioner

     of  Patents and  Trademarks of the  United States  and the  Canadian Patent

     Office to issue  any and  all Letters of  Patent of  the United States  and

     Canada  resulting from  any of  the Patent  Applications described  in this

     Assignment to Simmons, as sole assignee.

           2.   Relation to Agreement
                ---------------------

                This Assignment is subordinate to the Master Agreement

     and  contains only  those  terms of  the  Agreement necessary  to  effect a legally valid assignment for purposes  of recordation under the patent laws of the United States and  Canada. It is not intended to confer fewer rights or  impose  more  minimal  obligations  than  the  rights  and  obligations contained in the  Master Agreement. In the  event that any person  or court perceives a conflict between the terms of this Assignment and the  terms of the Master Agreement,  the terms of the  Master Agreement shall  control as reflecting the true intention of the parties.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate  originals by its duly  authorized representatives on the respective dates entered below.

                              N.V. B'Linea

                              By: /s/
                                 ---------------------------------
                              Title: GENERAL MANAGER/ADMINISTRATOR
                                    ------------------------------
                              Date:
                                   -------------------------------


                              Simmons Company


                              By: /s/
                                ------------------------------------------
                              Title: EXECUTIVE V.P. FINANCE/ADMINISTRATION
                                    --------------------------------------
                              Date: 12-7-93
                                   ---------------------------------------










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



                                    ACKNOWLEDGMENT
                                    --------------


     STATE OF Georgia
                       SS:
     COUNTY OF Cobb

                On this 7th day of December, 1993 personally appeared before me Joseph U[?] to me known, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.


                                        /s/ Norma W. Wood
                                        ----------------------------------------
                                        Notary Public of Consular Officer
                                        of the United States of America
                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires August 7, 1994

     STATE OF ______________
                               SS:
     COUNTY OF _____________

On this 13th day of December 1993, personally appeared before me Jacques Vanderstappen to me known, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and for the purposes set forth.


                                     /s/ Ernest J. Fischer, II
                                   ----------------------------------------
                                   Consular Officer of the United States of
                                   America

                                   Commission Expiration date: not applicable





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